Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	Forgent Parent I LP

Address of Joint Filer:	c/o Neos Partners, LP
12770 El Camino Real, Suite 300
San Diego, CA 92130

Relationship of Joint Filer to Issuer:	10% Owner
Director

Issuer Name and Ticker or Trading Symbol:	Forgent Power Solutions, Inc. [FPS]

Date of Earliest Transaction Required to be Reported
(Month/Day/Year):	July 6, 2026

Designated Filer:	Neos Partners, LP

Signature:

FORGENT PARENT I LP

By:	/s/ Peter Jonna

Name: Peter Jonna
Title: Authorized Signatory

Dated: July 8, 2026

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	Forgent Parent II LP

Address of Joint Filer:	c/o Neos Partners, LP
12770 El Camino Real, Suite 300
San Diego, CA 92130

Relationship of Joint Filer to Issuer:	10% Owner
Director

Issuer Name and Ticker or Trading Symbol:	Forgent Power Solutions, Inc. [FPS]

Date of Earliest Transaction Required to be Reported
(Month/Day/Year):	July 6, 2026

Designated Filer:	Neos Partners, LP

Signature:

FORGENT PARENT II LP

By:	/s/ Peter Jonna

Name: Peter Jonna
Title: Authorized Signatory

Dated: July 8, 2026

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	Forgent Parent III LP

Address of Joint Filer:	c/o Neos Partners, LP
12770 El Camino Real, Suite 300
San Diego, CA 92130

Relationship of Joint Filer to Issuer:	10% Owner
Director

Issuer Name and Ticker or Trading Symbol:	Forgent Power Solutions, Inc. [FPS]

Date of Earliest Transaction Required to be Reported
(Month/Day/Year):	July 6, 2026

Designated Filer:	Neos Partners, LP

Signature:

FORGENT PARENT III LP

By:	/s/ Peter Jonna

Name: Peter Jonna
Title: Authorized Signatory

Dated: July 8, 2026

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	Forgent Parent IV LP

Address of Joint Filer:	c/o Neos Partners, LP
12770 El Camino Real, Suite 300
San Diego, CA 92130

Relationship of Joint Filer to Issuer:	10% Owner
Director

Issuer Name and Ticker or Trading Symbol:	Forgent Power Solutions, Inc. [FPS]

Date of Earliest Transaction Required to be Reported
(Month/Day/Year):	July 6, 2026

Designated Filer:	Neos Partners, LP

Signature:

FORGENT PARENT IV LP

By:	/s/ Peter Jonna

Name: Peter Jonna
Title: Authorized Signatory

Dated: July 8, 2026

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	Forgent Parent I GP LLC

Address of Joint Filer:	c/o Neos Partners, LP
12770 El Camino Real, Suite 300
San Diego, CA 92130

Relationship of Joint Filer to Issuer:	10% Owner
Director

Issuer Name and Ticker or Trading Symbol:	Forgent Power Solutions, Inc. [FPS]

Date of Earliest Transaction Required to be Reported
(Month/Day/Year):	July 6, 2026

Designated Filer:	Neos Partners, LP

Signature:

FORGENT PARENT I GP LLC

By:	/s/ Peter Jonna

Name: Peter Jonna
Title: Authorized Signatory

Dated: July 8, 2026

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	Forgent Parent II GP LLC

Address of Joint Filer:	c/o Neos Partners, LP
12770 El Camino Real, Suite 300
San Diego, CA 92130

Relationship of Joint Filer to Issuer:	10% Owner
Director

Issuer Name and Ticker or Trading Symbol:	Forgent Power Solutions, Inc. [FPS]

Date of Earliest Transaction Required to be Reported
(Month/Day/Year):	July 6, 2026

Designated Filer:	Neos Partners, LP

Signature:

FORGENT PARENT II GP LLC

By:	/s/ Peter Jonna

Name: Peter Jonna
Title: Authorized Signatory

Dated: July 8, 2026

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	Forgent Parent III GP LLC

Address of Joint Filer:	c/o Neos Partners, LP
12770 El Camino Real, Suite 300
San Diego, CA 92130

Relationship of Joint Filer to Issuer:	10% Owner
Director

Issuer Name and Ticker or Trading Symbol:	Forgent Power Solutions, Inc. [FPS]

Date of Earliest Transaction Required to be Reported
(Month/Day/Year):	July 6, 2026

Designated Filer:	Neos Partners, LP

Signature:

FORGENT PARENT III GP LLC

By:	/s/ Peter Jonna

Name: Peter Jonna
Title: Authorized Signatory

Dated: July 8, 2026

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	Forgent Parent IV GP LLC

Address of Joint Filer:	c/o Neos Partners, LP
12770 El Camino Real, Suite 300
San Diego, CA 92130

Relationship of Joint Filer to Issuer:	10% Owner
Director

Issuer Name and Ticker or Trading Symbol:	Forgent Power Solutions, Inc. [FPS]

Date of Earliest Transaction Required to be Reported
(Month/Day/Year):	July 6, 2026

Designated Filer:	Neos Partners, LP

Signature:

FORGENT PARENT IV GP LLC

By:	/s/ Peter Jonna

Name: Peter Jonna
Title: Authorized Signatory

Dated: July 8, 2026

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	Neos Partners I LP

Address of Joint Filer:	c/o Neos Partners, LP
12770 El Camino Real, Suite 300
San Diego, CA 92130

Relationship of Joint Filer to Issuer:	10% Owner
Director

Issuer Name and Ticker or Trading Symbol:	Forgent Power Solutions, Inc. [FPS]

Date of Earliest Transaction Required to be Reported
(Month/Day/Year):	July 6, 2026

Designated Filer:	Neos Partners, LP

Signature:

NEOS PARTNERS I LP By: Neos Partners I GP LLC, its General Partner

By:	/s/ Peter Jonna

Name: Peter Jonna
Title: Authorized Signatory

Dated: July 8, 2026

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	Neos Partners I-A LP

Address of Joint Filer:	c/o Neos Partners, LP
12770 El Camino Real, Suite 300
San Diego, CA 92130

Relationship of Joint Filer to Issuer:	10% Owner
Director

Issuer Name and Ticker or Trading Symbol:	Forgent Power Solutions, Inc. [FPS]

Date of Earliest Transaction Required to be Reported
(Month/Day/Year):	July 6, 2026

Designated Filer:	Neos Partners, LP

Signature:

NEOS PARTNERS I-A LP By: Neos Partners I GP LLC, its General Partner

By:	/s/ Peter Jonna

Name: Peter Jonna
Title: Authorized Signatory

Dated: July 8, 2026

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	Neos Partners I-B LP

Address of Joint Filer:	c/o Neos Partners, LP
12770 El Camino Real, Suite 300
San Diego, CA 92130

Relationship of Joint Filer to Issuer:	10% Owner
Director

Issuer Name and Ticker or Trading Symbol:	Forgent Power Solutions, Inc. [FPS]

Date of Earliest Transaction Required to be Reported
(Month/Day/Year):	July 6, 2026

Designated Filer:	Neos Partners, LP

Signature:

NEOS PARTNERS I-B LP By: Neos Partners I GP LLC, its General Partner

By:	/s/ Peter Jonna

Name: Peter Jonna
Title: Authorized Signatory

Dated: July 8, 2026

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	Neos Partners I Expansion LP

Address of Joint Filer:	c/o Neos Partners, LP
12770 El Camino Real, Suite 300
San Diego, CA 92130

Relationship of Joint Filer to Issuer:	10% Owner
Director

Issuer Name and Ticker or Trading Symbol:	Forgent Power Solutions, Inc. [FPS]

Date of Earliest Transaction Required to be Reported
(Month/Day/Year):	July 6, 2026

Designated Filer:	Neos Partners, LP

Signature:

NEOS PARTNERS I EXPANSION LP By: Neos Partners I Expansion GP LLC, its General Partner

By:	/s/ Peter Jonna

Name: Peter Jonna
Title: Authorized Signatory

Dated: July 8, 2026

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	Neos Partners I Expansion GP LLC

Address of Joint Filer:	c/o Neos Partners, LP
12770 El Camino Real, Suite 300
San Diego, CA 92130

Relationship of Joint Filer to Issuer:	10% Owner
Director

Issuer Name and Ticker or Trading Symbol:	Forgent Power Solutions, Inc. [FPS]

Date of Earliest Transaction Required to be Reported
(Month/Day/Year):	July 6, 2026

Designated Filer:	Neos Partners, LP

Signature:

NEOS PARTNERS I EXPANSION GP LLC By: Neos Partners I GP LLC, its Manager

By:	/s/ Peter Jonna

Name: Peter Jonna
Title: Authorized Signatory

Dated: July 8, 2026

Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	Neos Partners I GP LLC

Address of Joint Filer:	c/o Neos Partners, LP
12770 El Camino Real, Suite 300
San Diego, CA 92130

Relationship of Joint Filer to Issuer:	10% Owner
Director

Issuer Name and Ticker or Trading Symbol:	Forgent Power Solutions, Inc. [FPS]

Date of Earliest Transaction Required to be Reported
(Month/Day/Year):	July 6, 2026

Designated Filer:	Neos Partners, LP

Signature:
NEOS PARTNERS I GP LLC
By: Neos Partners GP, LLC Its: Manager

By:	/s/ Peter Jonna

Name: Peter Jonna
Title: Authorized Signatory

Dated: July 8, 2026

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	Neos Partners GP, LLC

Address of Joint Filer:	c/o Neos Partners, LP
12770 El Camino Real, Suite 300
San Diego, CA 92130

Relationship of Joint Filer to Issuer:	10% Owner
Director

Issuer Name and Ticker or Trading Symbol:	Forgent Power Solutions, Inc. [FPS]

Date of Earliest Transaction Required to be Reported
(Month/Day/Year):	July 6, 2026

Designated Filer:	Neos Partners, LP

Signature:

NEOS PARTNERS GP, LLC

By:	/s/ Peter Jonna

Name: Peter Jonna
Title: Managing Member

Dated: July 8, 2026

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	Neos Partners, LP

Address of Joint Filer:	12770 El Camino Real, Suite 300
San Diego, CA 92130

Relationship of Joint Filer to Issuer:	10% Owner
Director

Issuer Name and Ticker or Trading Symbol:	Forgent Power Solutions, Inc. [FPS]

Date of Earliest Transaction Required to be Reported
(Month/Day/Year):	July 6, 2026

Designated Filer:	Neos Partners, LP

Signature:
NEOS PARTNERS, lp
By: Neos Partners GP, LLC Its: General Partner

By:	/s/ Peter Jonna

Name: Peter Jonna
Title: Authorized Signatory

Dated: July 8, 2026

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	Peter Jonna

Address of Joint Filer:	c/o Neos Partners, LP
12770 El Camino Real, Suite 300
San Diego, CA 92130

Relationship of Joint Filer to Issuer:	10% Owner
Director

Issuer Name and Ticker or Trading Symbol:	Forgent Power Solutions, Inc. [FPS]

Date of Earliest Transaction Required to be Reported
(Month/Day/Year):	July 6, 2026

Designated Filer:	Neos Partners, LP

Signature:

/s/ Peter Jonna

Peter Jonna

Dated: July 8, 2026

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	Trey Bivins

Address of Joint Filer:	c/o Neos Partners, LP
12770 El Camino Real, Suite 300
San Diego, CA 92130

Relationship of Joint Filer to Issuer:	Director

Issuer Name and Ticker or Trading Symbol:	Forgent Power Solutions, Inc. [FPS]

Date of Earliest Transaction Required to be Reported
(Month/Day/Year):	July 6, 2026

Designated Filer:	Neos Partners, LP

Signature:

/s/ Trey Bivins

Trey Bivins

Dated: July 8, 2026

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	Frank Cannova

Address of Joint Filer:	c/o Neos Partners, LP
12770 El Camino Real, Suite 300
San Diego, CA 92130

Relationship of Joint Filer to Issuer:	Director

Issuer Name and Ticker or Trading Symbol:	Forgent Power Solutions, Inc. [FPS]

Date of Earliest Transaction Required to be Reported
(Month/Day/Year):	July 6, 2026

Designated Filer:	Neos Partners, LP

Signature:

/s/ Frank Cannova

Frank Cannova

Dated: July 8, 2026

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	Serge Gofer

Address of Joint Filer:	c/o Neos Partners, LP
12770 El Camino Real, Suite 300
San Diego, CA 92130

Relationship of Joint Filer to Issuer:	Director

Issuer Name and Ticker or Trading Symbol:	Forgent Power Solutions, Inc. [FPS]

Date of Earliest Transaction Required to be Reported
(Month/Day/Year):	July 6, 2026

Designated Filer:	Neos Partners, LP

Signature:

/s/ Serge Gofer

Serge Gofer

Dated: July 8, 2026

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	David Savage

Address of Joint Filer:	c/o Neos Partners, LP
12770 El Camino Real, Suite 300
San Diego, CA 92130

Relationship of Joint Filer to Issuer:	Director

Issuer Name and Ticker or Trading Symbol:	Forgent Power Solutions, Inc. [FPS]

Date of Earliest Transaction Required to be Reported
(Month/Day/Year):	July 6, 2026

Designated Filer:	Neos Partners, LP

Signature:

/s/ David Savage

David Savage

Dated: July 8, 2026